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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 13, 2002
                Date of Report (Date of earliest event reported)



                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                 0-19084                      94-2925073
             (Commission File)            (IRS Employer Identification Number)

                               3975 Freedom Circle
                              Santa Clara, CA 95054
                    (Address of Principal Executive Offices)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)



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                                TABLE OF CONTENTS



         ITEM 5. OTHER EVENTS

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         SIGNATURE

         EXHIBIT INDEX

         EXHIBIT 99.1





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ITEM 5. OTHER EVENTS

         On November 13, 2002, PMC-Sierra, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit 99.1      Press Release, dated November 13, 2002





                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PMC-SIERRA, INC.
                                        (Registrant)



         Date: November 14, 2002        /s/ Robert L. Bailey
               -----------------        ----------------------------
                                        Robert L. Bailey
                                        President, Chief Executive Officer, and
                                        Chairman of the Board















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                                  EXHIBIT INDEX


99.1     Press Release, dated November 13, 2002





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